SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported): May 1, 2020

AEROCENTURY CORP.
(Exact name of Registrant as specified in its charter)

Delaware	94-3263974
(State of Incorporation)	(I.R.S. Employer Identification No.)

1440 Chapin Avenue, Suite 310
Burlingame, CA 94010
(Address of principal executive offices including Zip Code)

650-340-1888
(Registrant's telephone number, including area code)

Not applicable
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁯ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under theExchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On May 1, 2020, AeroCentury Corp. (the "Company"), MUFG Union Bank, N.A. ("MUFG"), U.S. Bank National Association ("US Bank"), Umpqua Bank,  Columbia State Bank, and Zions Bancorporation, N.A.(fka ZB, N.A.) dba California Bank & Trust (“CB&T”) (collectively the "Lenders") entered into a Fourth Amended and Restated Loan and Security Agreement (the "Loan Agreement"), which, amended and restated the existing agreement regarding the Company's indebtedness to the Lenders (the "Loan Agreement") and effected the following changes to the terms and provisions of such indebtedness:

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A forbearance of the existing defaults and events of default under the Loan Agreement until May 10, 2020, with a provision to extend such forbearance to July 1, 2020, and August 15, 2020, if the Company is still in compliance with the agreement at May 10, 2020, and July 1, 2020, respectively;

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Elimination of the borrowing base collateral value covenant under the Loan Agreement, and of the existing event of default under the Loan Agreement for a borrowing base deficiency, along with cessation of the default interest accrual on the outstanding loan amount;

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Conversion of the revolving credit facility struture to a term loan structure with an initial principal balance of $83,689,900.86 and a final maturity date of  March 31, 2021;

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Interest accrual on the indebtedness based on the Base Rate (defined as the greater of (i) the rate of interest most recently announced by MUFG as to its U.S. dollar “Reference Rate”, or (ii) the Federal Funds Rate plus one-half of one percent (0.50%)), according to the following schedule: (a) Base Rate + 525 bps (0 bps as cash interest and 525 bps as payment in kind ("PIK")) until June 30, 2020, and (b) Base Rate + 525 bps (100 bps as cash interest and 425 bps as PIK) from and after July 1, 2020, subject to a Base Rate floor at 325 bps for both time periods;

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Deferral of the cash component of the interest payments (on the loan indebtedness and swap termination payment obligation) that was due on April 1, 2020 and May 1, 2020, until the earlier of (i) the date of receipt of net proceeds into the Company's restricted account held at MUFG to hold sales proceeds (the "Restricted Account") from the sale of certain enumerated aircraft assets and (ii) July 1, 2020;

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Required sweep of any unrestricted cash in the Company’s bank accounts in excess of $1,000,000 at the end of each fiscal quarter;

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Addition of certain default provisions triggered by certain defaults or other events with respect to the Company’s aircraft leases for the Company's aircraft that are collateral for the Loan Agreement ("Aircraft Collateral");

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Provision for certain payments from the Restricted Account to (i) the Company’s investment banking advisor; (ii) payments due under the agreement and for interest on the swap termination indebtedness owed by the Company; and (iii) Lenders’ outside counsel and consultants;

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Addition of a requirement for the Company's engagement of a Financial Advisor/Consultant, at the Company’s expense, with a specific scope of work as prescribed by the Loan Agreement;

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Revisions to the Company’s required appraisal process for the Aircraft Collateral; and

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Establishment of deadlines for achievement of milestones toward execution of Company strategic alternatives for the Company and/or its assets that would enable repayment of the Loan Agreement indebtedness ("Strategic Alternatives") as follows:  (a) obtaining indications of interest for Strategic Alternatives by May 6, 2020; (b) obtaining a fully-executed (tentative or generally non-binding) agreement on the terms and conditions for a Strategic Alternative by June 29, 2020, and (c) consummation of the selected strategic Alternative by August 15, 2020.

The borrowings under the Loan Agreement continue to be secured by a first priority lien, which lien is documented in an amended and restated mortgage and security agreement (the "Mortgage"), in all of  the Company's assets, including the Company’s aircraft portfolio, except those aircraft that are subject to special purpose financing held by subsidiaries of the Company.   The Loan Agreement and the Mortgage (collectively the "Loan Documents") require the Company to comply with certain covenants relating to payment of taxes, preservation of existence, maintenance of property and insurance, and periodic financial reporting.  The Loan Documents restrict the Company with respect to certain corporate level transactions and transactions with affiliates or subsidiaries without consent of the Lenders. Events of default under the Loan Agreement include failure to make a required payment within three business days of a due date or to comply with other obligations under the Loan Documents (subject to specified cure periods for certain events of default), a default under other indebtedness of the Company, and a change in control of the Company.  Remedies for default under the Loan Agreement include acceleration of the outstanding debt and exercise of any remedies available under applicable law, including foreclosure on the collateral securing the Loan Agreement debt.

The foregoing description of the Loan Agreement and the Mortgage is intended to be a summary and is qualified in its entirety by the copies of the Credit Agreement and the Security Agreement filed as Exhibits 10.1 and 10.2 hereto.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1
Fourth Amended and Restated Loan and Security Agreement, dated May 1, 2020, between the Company and MUFG Union Bank, N.A., as administrative agent, and MUFG Union Bank, N.A. ("MUFG"), U.S. Bank National Association ("US Bank"), Umpqua Bank,  Columbia State Bank, and Zions Bancorporation, N.A.(fka ZB, N.A.) dba California Bank & Trust (“CB&T”)

10.2
Fourth Amended and Restated Mortgage and Security Agreement, dated as of May 1, 2020 (this "Mortgage"), between the Company, MUFG as adminstrative agent, and MUFG Union Bank, N.A. ("MUFG"), U.S. Bank National Association ("US Bank"), Umpqua Bank,  Columbia State Bank, and Zions Bancorporation, N.A.(fka ZB, N.A.) dba California Bank & Trust (“CB&T”)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date: May 6, 2020
AEROCENTURY CORP

By: /s/ Harold M. Lyons
Harold M. Lyons
Sr. Vice President & Chief Financial Officer